MERRILL LYNCH
                                                               WORLD INCOME
                                                               FUND, INC.

                                [Graphic omitted]

                                                       STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               December 31, 1997

                      MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Daniel A. Luchansky, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Important Tax
Information
(unaudited)

Of the monthly cash distributions paid by Merrill Lynch World Income Fund, Inc. during its taxable year ended December 31, 1997, 4.63% are characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 4.12% of the monthly cash distributions paid during the taxable year ended December 31, 1997, qualifies for the dividends-received deduction for corporations. Finally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

DEAR SHAREHOLDER

Fiscal Year in Review

For the fiscal year ended December 31, 1997, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +6.15%, +5.34%, +5.28% and +5.88%, respectively. These returns were poor compared to most US dollar fixed-income markets. The unmanaged Lehman Brothers US Government/Corporate Bond Index, which is comprised of high-quality US bond issues, had a total return of +7.87% for the year ended December 31, 1997. For the same period, the unmanaged Merrill Lynch G5AO Index, which is comprised of intermediate-term US Government bonds, had a total return of +7.77%. The Fund's relative underperformance can be largely attributed to the currency losses experienced by the Fund on the portion of the portfolio invested in non-dollar denominated bonds. Over the course of the year, the US dollar was strong relative to most currencies around the world. The Fund's shares provided returns closer to those of an unmanaged Composite Index comprised of US high-yield issues and global government bonds, which produced a total return of +6.47 in 1997 for the year ended December 31, 1997.

Investment Outlook & Portfolio Strategy

The most dramatic developments during the December quarter took place in the emerging markets. The problems began in Southeast Asia, with a series of dramatic currency devaluations. The currency devaluations put pressure on the currencies of other emerging economies perceived to be vulnerable (for example, Brazil's real). Because a devaluation of the real would impact Brazil's trading partners, the securities markets in other Latin American countries (such as Argentina) were negatively impacted. There has been much speculation that Hong Kong, whose dollar is pegged to the US dollar, and possibly the People's Republic of China will be forced to devalue currencies which have become overvalued because of the devaluations elsewhere. In this environment, it is not surprising that the yield on US Treasury bonds hit record lows, at least in part reflecting a flight to quality.

In this environment, we did not change the Fund's asset allocations during the December quarter. As of December 31, 1997, 42% of net assets were allocated to the US high-yield market, 30% to the emerging markets, 20% to US and foreign government obligations, and 8% to convertible securities. However, after the December quarter close, our outlook for emerging markets debt improved, since we began to perceive signs that the worst of the crisis in Asia was behind us. In addition, our outlook for the US high-yield market remains constructive, despite full valuations. As a result, we maintained our US high-yield exposure at 42% of net assets as of January 31, but reduced the US and foreign government allocations to 10%, while increasing the emerging markets exposure to 40%. As of January 31, 1998 the allocation to the convertible market was unchanged at 8% of net assets.

Our outlook for our markets over the next six months is based on the following assumptions:

o We believe that US interest rates are likely to decline late in the second quarter as the result of the Federal Reserve Board's easing of monetary policy in response to a softer economy. We expect this environment to be favorable for US high-yield securities and US Treasury notes and bonds. It is also likely to be an environment that is reasonably supportive of US stocks and convertible securities.

o We believe that the currency crisis around the world is currently about as bad as it is going to get. The problems seem to have been fully discounted in the price of emerging market bonds. In the first half of 1998, it seems likely that solutions will begin to fall into place, improving markets and investor sentiment. This should be quite beneficial to emerging market securities.

o The US dollar appears likely to remain strong. Therefore, we are concentrating largely on US dollar-denominated securities. At the same time, we are maintaining a very moderate exposure to non-US currencies.

Investment Overview

High-Yield Market

During the three-month period ended December 31, 1997, high-yield bond returns lagged ten-year Treasury bond returns (+1.62% versus +4.04%, respectively) and finished the year only slightly ahead of a strong Treasury performance (+12.63% versus +11.10%, respectively) as measured by the unmanaged CS First Boston Index. Despite the volatility caused by the Southeast Asian currency crisis, high-yield spreads have widened on average only 40 basis points-50 basis points (0.40%-0.50%) from their all-time tightest levels at mid-year, suggesting that both markets benefited from a flight out of international emerging market debt into the US market.

Yield spreads stayed at historically narrow levels throughout most of 1997, driven by favorable economic conditions, a robust stock market and a steady pace of corporate mergers and debt refinancings. Low default rates and strengthened credit quality for many high-yield issuers have supported the technical strength of the high-yield market.

During the December quarter, the best-performing industry groups in the high-yield sector were cable television, radio and television broadcasting, diversified media, and publishing and printing. These industry groups were all comprised of domestic companies with large and stable free cash flows and low or declining capital spending needs. Several basic industries--such as paper, metals and mining, and forest products--were among the performance laggards because they were perceived as most adversely affected by the economic problems in Asia. It is our opinion that investors fear that the Pacific Rim countries might try to export their way out of severe recessions, thereby depressing world prices for commodities.

In general, fundamentals remain quite positive in the US high-yield sector. Demand is extremely strong as investors seek attractive yields in an environment of declining interest rates. We continue to emphasize quality, and remain overweighted in BB-rated issues.

Emerging Markets

The Asian crisis has reached its peak, as the region in general has experienced severe economic distress resulting in significant currency depreciations and massive loss of stock market capitalizations. However, as discussed, we believe the worst may be behind us in the emerging bond markets. South Korea, Indonesia and Thailand have already sought and received financial assistance from the International Monetary Fund (IMF). Malaysia, the Philippines and, to a lesser extent, Hong Kong are still dealing with the crisis without external assistance. South Korea, Thailand, Malaysia and Indonesia have been downgraded to "junk" status by the international rating agencies.

The Asian experience has dampened the risk appetite of investors for emerging market investments and has focused attention on Russia and Brazil, which are most prone to contagion from Asia. Russia experienced a loss of $5 billion in foreign exchange reserves as a result of a loss of investor confidence. Given the strategic geo-political importance of Russia to the global economy and the constructive relationship between Russia and the IMF, we believe Russia should be able to overcome the current adversity. Brazil also has experienced loss of investor confidence and foreign exchange reserves. In the absence of additional external shocks, we believe Brazil will also be able to muddle through this period without currency devaluations.

Among other key emerging markets, Mexico, Argentina and Venezuela are relatively more insulated from the Asian fall out. These countries do not have significant short-term borrowing needs. Overall, we believe that distressed conditions in the world's developing economies are likely to get better during the first half of 1998.

Convertible Securities

During the three months ended December 31, 1997, the convertible market continued to be relatively firm with minor price declines in many equity indexes being somewhat offset by increased volatility. This increase in volatility helped sustain conversion premiums resulting from increases in the value of the option embedded within the convertibles. The unmanaged Merrill Lynch All Convertibles Index declined 0.9% during the December quarter, but ended the year with a +19.6% total return. The return for the convertible portion of Merrill Lynch World Income Fund, Inc. was positive for the December quarter,


                                  Pages 2 & 3

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

exceeding the benchmark index for the three months and 12 months ended December 31, 1997.

During the December quarter, we established a position in BankAtlantic Bancorp, Inc., a Florida based savings bank; Key Energy Group, Inc., an oil well services growth company; and US Filter Corp., a rapidly growing provider of water treatment systems. We took profits in two homebuilders, selling most of Continental Homes Holdings Corp. and all of Toll Brothers. We also took profits in CNF Transportation Inc., a diversified freight transportation company. We sold the convertible preferred stock of Coeur D'Alene Mines Corp., a gold and silver producer, and bought its convertible bond which has a superior standing in the company's capital structure.

In Conclusion

We thank you for your continued investment in Merrill Lynch World Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Vice President and Portfolio Manager


/s/ Daniel A. Luchansky

Daniel A. Luchansky
Vice President and Portfolio Manager


/s/ Paolo Valle

Paolo Valle
Vice President and Portfolio Manager

February 19, 1998

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

================================================================================
Recent
Performance
Results

                                                                                 12 Month        3 Month
                                             12/31/97   9/30/97  12/31/96        % Change       % Change
===========================================================================================================
Class A Shares*                                $8.83      $8.94    $8.94           -1.23%         -1.23%
-----------------------------------------------------------------------------------------------------------
Class B Shares*                                 8.83       8.93     8.94           -1.23          -1.12
-----------------------------------------------------------------------------------------------------------
Class C Shares*                                 8.82       8.92     8.93           -1.23          -1.12
-----------------------------------------------------------------------------------------------------------
Class D Shares*                                 8.83       8.94     8.94           -1.23          -1.23
-----------------------------------------------------------------------------------------------------------
Class A Shares--Total Return*                                                      +6.15(1)       +0.69(2)
-----------------------------------------------------------------------------------------------------------
Class B Shares--Total Return*                                                      +5.34(3)       +0.61(4)
-----------------------------------------------------------------------------------------------------------
Class C Shares--Total Return*                                                      +5.28(5)       +0.59(6)
-----------------------------------------------------------------------------------------------------------
Class D Shares--Total Return*                                                      +5.88(7)       +0.63(8)
-----------------------------------------------------------------------------------------------------------
Class A Shares--Standardized 30-day Yield       6.89%
-----------------------------------------------------------------------------------------------------------
Class B Shares--Standardized 30-day Yield       6.40%
-----------------------------------------------------------------------------------------------------------
Class C Shares--Standardized 30-day Yield       6.35%
-----------------------------------------------------------------------------------------------------------
Class D Shares--Standardized 30-day Yield       6.65%
===========================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.637 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.184 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.569 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.165 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.564 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.615 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.178 per share ordinary income dividends.


                                   Pages 4 & 5

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

PERFORMANCE DATA (concluded)

================================================================================
Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the ML G5A0 Index and the Composite Index. Beginning and ending values are:

                                           9/29/88**            12/97
                                           ---------            -----
ML World Income Fund, Inc.+--
Class A Shares*                             $ 9,600            $23,409
ML G5A0 Index++                             $10,000            $20,773
Composite Index+++                          $10,000            $24,767

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the ML G5A0 Index and the Composite Index. Beginning and ending values are:

                                           11/18/91**           12/97
                                           ----------           -----
ML World Income Fund, Inc.+--
Class B Shares*                             $10,000            $15,350
ML G5A0 Index++                             $10,000            $15,027
Composite Index+++                          $10,000            $17,768

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the ML G5A0 Index and the Composite Index. Beginning and ending values are:

                                            9/29/88**           12/97
                                            ---------           -----
ML World Income Fund, Inc.+--
Class C Shares*                             $10,000            $13,110
ML World Income Fund, Inc.+--
Class D Shares*                             $ 9,600            $12,819
ML G5A0 Index++                             $10,000            $12,839
Composite Index+++                          $10,000            $13,853


* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.
+++ This unmanaged Index, which is a blend of the First Boston High Yield Index and the JP Morgan Global Government Bond Index, is comprised of mutual funds whose objectives include high current income and total returns. Past performance is not predictive of future performance.

================================================================================
Average Annual
Total Return

                                          % Return Without     % Return With
                                            Sales Charge       Sales Charge**
================================================================================
   Class A Shares+*
================================================================================
   Year Ended 12/31/97                          +6.15%             +1.90%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/97                    +8.29              +7.41
--------------------------------------------------------------------------------
   Inception (9/29/88) through 12/31/97        +10.11              +9.63
--------------------------------------------------------------------------------
+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                             % Return           % Return
                                           Without CDSC         With CDSC**
================================================================================
   Class B Shares*
================================================================================
   Year Ended 12/31/97                         +5.34%             +1.39%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/97                   +7.47              +7.47
--------------------------------------------------------------------------------
   Inception (11/18/91) through 12/31/97       +7.26              +7.26
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return          % Return
                                          Without CDSC       With CDSC**
================================================================================
   Class C Shares*
================================================================================
   Year Ended 12/31/97                      +5.28%             +4.29%
--------------------------------------------------------------------------------
   Inception (10/21/94) through 12/31/97    +8.85              +8.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                        % Return Without      % Return With
                                          Sales Charge        Sales Charge**
================================================================================
   Class D Shares*
================================================================================
   Year Ended 12/31/97                       +5.88%               +1.65%
--------------------------------------------------------------------------------
   Inception (10/21/94) through 12/31/97     +9.48                +8.09
--------------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                   Pages 6 & 7

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

LATIN AMERICA
                                                                                                                Value     Percent of
  Industries                Face Amount  Fixed-Income Investments                                 Cost        (Note 1a)   Net Assets
====================================================================================================================================
Argentina

  Banking & Finance       US$ 2,000,000  Banco Hipotecario Nacional, 8% due 6/04/1999          $ 2,005,000   $ 1,960,000       0.3%
  ----------------------------------------------------------------------------------------------------------------------------------
  Foreign Government          7,000,000  Republic of Argentina, 9.75%
  Obligations                                due 9/19/2027                                       5,852,000     6,685,000       0.8
                              9,600,000  Republic of Argentina, Floating Rate Brady Bonds,
                                             6.687% due 3/31/2005+                               8,280,000     8,592,000       1.0
                                         Republic of Argentina, Global Bonds:
                              3,000,000      8.375% due 12/20/2003                               3,061,020     2,850,000       0.4
                                250,000      11.375% due 1/30/2017                                 266,625       274,000       0.0
                                                                                              ------------  ------------     -----
                                                                                                17,459,645    18,401,000       2.2
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Argentina        19,464,645    20,361,000       2.5
====================================================================================================================================
Brazil

  Communications              1,500,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (e)        1,500,000     1,470,000       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Foreign Government         35,348,060  Republic of Brazil, Floating Rate Brady Bonds,
  Obligations                                7.06% due 4/15/2014+                               27,573,266    27,659,857       3.3
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Brazil           29,073,266    29,129,857       3.5
====================================================================================================================================
Colombia

  Energy                      5,000,000  Oleoducto Central S.A., 9.35% due 9/01/2005 (e)         5,000,000     5,403,550       0.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Utilities                   9,916,000  Transgas de Occidente S.A., 9.79% due 11/01/2010 (e)   10,052,345    10,643,448       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Colombia         15,052,345    16,046,998       1.9
====================================================================================================================================
Ecuador

  Foreign Government          9,842,040  Republic of Ecuador, PDI, Floating Rate
  Obligations                                Brady Bonds, 5.39% due 2/27/2015+                   6,264,994     6,421,931       0.8
                              5,000,000  Republic of Ecuador, Par, Global Brady Bonds,
------------------------------------------------------------------------------------------------------------------------------------
                                             3.50% due 2/28/2025+                                2,953,125     2,725,000       0.3
                                             Total Fixed-Income Investments in Ecuador           9,218,119     9,146,931       1.1
====================================================================================================================================
Mexico

  Foreign Government          5,000,000  United Mexican States, Par, Series B, Floating Rate
  Obligations                                Brady Bonds, 6.25% due 12/31/2019+                  4,181,250     4,162,500       0.5
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Mexico            4,181,250     4,162,500       0.5
====================================================================================================================================
Venezuela

  Foreign Government         49,000,000  Republic of Venezuela, 9.25% due 9/15/2027             44,419,500    43,904,000       5.3
  Obligations
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Venezuela        44,419,500    43,904,000       5.3
====================================================================================================================================
                                             Total Investments in Latin American Securities    121,409,125   122,751,286      14.8
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
Canada

  Broadcasting/Cable         10,000,000  Videotron Group, Ltd. Co., 10.25% due 10/15/2002       10,043,750    10,550,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Paper                      10,000,000  Doman Industries Ltd., 8.75% due 3/15/2004              9,300,000     9,550,000       1.1
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Canada           19,343,750    20,100,000       2.4
====================================================================================================================================
United States

  Airlines                   10,000,000  US Airways Group Inc., 10.375% due 3/01/2013           10,000,000    11,191,600       1.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Broadcasting/Cable         10,000,000  Lenfest Communications, Inc., 10.50% due 6/15/2006      9,922,100    11,125,000       1.4
                              9,625,000  TCI Communications Financing II, 10%
                                         due 5/31/2045 (a)                                       9,926,111    10,279,618       1.2
                                                                                              ------------  ------------     -----
                                                                                                19,848,211    21,404,618       2.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Building Materials         10,000,000  Pacific Lumber Co., 10.50% due 3/01/2003               10,140,625    10,350,000       1.2
                             11,035,000  USG Corp., 8.75% due 3/01/2017                          9,717,469    11,366,050       1.4
                                                                                              ------------  ------------  ----------
                                                                                                19,858,094    21,716,050       2.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Chemicals                  10,340,000  ISP Holdings Inc., 9.75% due 2/15/2002                 10,340,000    10,908,700       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Conglomerates              10,000,000  Sequa Corp., 9.375% due 12/15/2003                      9,915,000    10,400,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Consumer Products          10,000,000  Coleman Escrow Corp., 11.573%* due 5/15/2001            6,846,175     6,625,000       0.8
                             10,000,000  Playtex Products, Inc., 8.875% due 7/15/2004           10,000,000    10,162,500       1.2
                                                                                              ------------  ------------     -----
                                                                                                16,846,175    16,787,500       2.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Energy                     10,000,000  Chesapeake Energy Corporation, 8.50% due 3/15/2012 (e)  9,941,400     9,925,000       1.2
                             10,000,000  Seagull Energy Corp., 8.625% due 8/01/2005             10,000,000    10,500,000       1.3
                                         TransAmerican Energy (e):
                                825,000      11.50% due 6/15/2002                                  816,750       808,500       0.1
                             14,350,000      13.29%* due 6/15/2002                              11,890,362    11,480,000       1.4
                                                                                              ------------  ------------     -----
                                                                                                32,648,512    32,713,500       4.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Entertainment              10,000,000  Viacom, Inc., 8% due 7/07/2006                         10,031,250    10,050,000       1.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Financial Services         10,000,000  Penn Financial Corp., 9.25% due 12/15/2003             10,000,000    10,475,000       1.2
                             10,000,000  Reliance Group Holdings, Inc., 9% due 11/15/2000       10,000,000    10,483,400       1.3
                                                                                              ------------  ------------     -----
                                                                                                20,000,000    20,958,400       2.5
  ----------------------------------------------------------------------------------------------------------------------------------
  Food & Beverage             6,536,985  Fresh Del Monte Co., 10% due 5/01/2003                  6,494,045     6,798,464       0.8
  ----------------------------------------------------------------------------------------------------------------------------------
  Food Distribution          10,000,000  AmeriServ Food Company, 8.875% due 10/15/2006          10,000,000    10,050,000       1.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Gaming                     10,000,000  Greate Bay Properties, Inc., 10.875% due 1/15/2004      9,996,250     8,400,000       1.0
                              7,500,000  Harrah's Jazz Co., 14.25% due 11/15/2001 (g)            5,178,125     2,325,000       0.3
                             10,000,000  Showboat, Inc., 9.25% due 5/01/2008                     9,748,750    10,700,000       1.3
                             10,000,000  Trump Atlantic City Associates, 11.25% due 5/01/2006    9,943,750     9,750,000       1.2
                                                                                              ------------  ------------     -----
                                                                                                34,866,875    31,175,000       3.8
  ----------------------------------------------------------------------------------------------------------------------------------
  Hotels                     10,000,000  HMC Acquisition Properties, 9% due 12/15/2007           9,346,250    10,450,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Paper                      10,000,000  Container Corp. of America, 9.75% due 4/01/2003        10,200,000    10,750,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Semiconductors             10,000,000  Advanced Micro Devices, Inc., 11% due 8/01/2003        11,025,000    10,700,000       1.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Supermarkets               10,000,000  Pueblo Xtra International Inc., 9.50% due 8/01/2003    10,116,875     9,525,000       1.1
  ----------------------------------------------------------------------------------------------------------------------------------


                                   Pages 8 & 9

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

NORTH AMERICA
(Continued)
                                                                                                                 Value    Percent of
  Industries                 Face Amount  Fixed-Income Investments                                 Cost        (Note 1a)  Net Assets
====================================================================================================================================
United States
(concluded)
====================================================================================================================================
  Telecommunications      US$ 10,000,000  Century Communications Corp., 9.50% due 3/01/2005     $ 9,797,500  $ 10,600,000     1.3%
                              10,000,000  Millicom International Cellular S.A., 11.834%*
                                              due 6/01/2006                                       7,068,731     7,350,000      0.9
                              10,000,000  NTL Incorporated, 10% due 2/15/2007                     9,880,000    10,525,000      1.2
                                                                                               ------------  ------------    -----
                                                                                                 26,746,231    28,475,000      3.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Transportation               5,000,000  GS Superhighway Holdings, 9.875% due 8/15/2004 (e)      4,987,500     4,500,000      0.5
                               9,921,000  Viking Star Shipping Co., 9.625% due 7/15/2003          9,949,141    10,417,050      1.3
                                                                                               ------------  ------------    -----
                                                                                                 14,936,641    14,917,050      1.8
  ----------------------------------------------------------------------------------------------------------------------------------
  US Government                           US Treasury Bonds:
  Obligations                 30,000,000      6.625% due 2/15/2027                               31,490,625    32,568,600      3.9
                              10,000,000      6.375% due 8/15/2027                               10,484,375    10,546,900      1.3
                                                                                               ------------  ------------    -----
                                                                                                 41,975,000    43,115,500      5.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Utilities                    9,848,000  Beaver Valley II Funding Corp., 9% due 6/01/2017        7,262,900    10,948,612      1.3
                                          Midland Cogeneration Venture Limited Partnership:
                               6,693,446      10.33% due 7/23/2002 (b)                            6,559,577     7,198,901      0.9
                              10,000,000      13.25% due 7/23/2006                               11,183,750    12,848,300      1.5
                              10,000,000  Tucson Electric & Power Co., 10.732% due 1/01/2013      9,607,625    10,618,200      1.3
                                                                                               ------------  ------------    -----
                                                                                                 34,613,852    41,614,013      5.0
  ----------------------------------------------------------------------------------------------------------------------------------
                                          Total Fixed-Income Investments
                                          in the United States                                  359,808,011   373,700,395     45.1
====================================================================================================================================

                                                 Convertible Bonds
====================================================================================================================================
United States

  Automotive  Parts                       The Pep Boys--Manny, Moe & Jack:
                               1,000,000      4% due 9/15/1999                                    1,028,750       987,500      0.1
                               1,500,000      4.029%* due 9/20/2011                                 872,881       806,250      0.1
                                                                                               ------------  ------------    -----
                                                                                                  1,901,631     1,793,750      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Banking                                 BankAtlantic Bancorp, Inc.***:
                                 823,000      6.75% due 7/01/2006                                 1,629,952     1,563,700      0.2
                               1,200,000      5.625% due 12/01/2007                               1,200,000     1,290,000      0.1
                                                                                               ------------  ------------    -----
                                                                                                  2,829,952     2,853,700      0.3
  ----------------------------------------------------------------------------------------------------------------------------------
  Building & Construction      1,613,000  M.D.C. Holdings, Inc., 8.75% due 12/15/2005***          2,334,253     3,161,480      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Computers                    4,000,000  Apple Computer, Inc., 6% due 6/01/2001 (e)***           3,945,000     3,225,000      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Conglomerates                  600,000  Polyphase Corp., 12% due 7/01/1999 (f)***                 600,000       456,000      0.1
                               1,000,000  Thermo Electron Corp., 4.25% due 1/01/2003 (e)          1,000,000     1,241,250      0.1
                               1,000,000  Thermo Fibertek Inc., 4.50% due 7/15/2004               1,000,000     1,066,250      0.1
                                          Thermo Instrument Systems, Inc.:
                                 500,000      4.50% due 10/15/2003                                  505,000       574,375      0.1
                               1,000,000      4.50% due 10/15/2003 (e)                            1,017,500     1,137,500      0.1
                                                                                               ------------  ------------    -----
                                                                                                  4,122,500     4,475,375      0.5
  ----------------------------------------------------------------------------------------------------------------------------------
  Environmental                  725,000  Thermo Ecotek Corp., 4.875% due 4/15/2004                 724,094       838,281      0.1
                               1,063,000  Thermo TerraTech, Inc., 4.625% due 5/01/2003 (e)        1,114,735       946,070      0.1
                               1,500,000  US Filter Corp., 4.50% due 12/15/2001                   1,580,250     1,522,500      0.2
                                                                                               ------------  ------------    -----
                                                                                                  3,419,079     3,306,851      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Health Care                  1,500,000  Integrated Health Services Inc., 5.75% due 1/01/2001    1,493,750     1,584,375      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Health Services              2,370,000  PhyCor, Inc., 4.50% due 2/15/2003                       2,241,600     2,298,900      0.3
                               1,000,000  Quantum Health Resources, Inc., 4.75% due 10/01/2000      935,000       925,000      0.1
                                                                                               ------------  ------------    -----
                                                                                                  3,176,600     3,223,900      0.4
  ----------------------------------------------------------------------------------------------------------------------------------
  Homebuilders                   350,000  Continental Homes Holding Corp., 6.875%
                                              due 11/01/2002***                                     350,000       611,625      0.1
                                 170,000  Engle Homes, Inc., 7% due 3/01/2003                       165,580       223,550      0.0
                                                                                               ------------  ------------    -----
                                                                                                    515,580       835,175      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Imaging Systems                600,000  ThermoTrex Corporation, 3.25% due 11/01/2007              600,000       600,000      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Manufacturing                2,000,000  Mascotech, Inc., 4.50% due 12/15/2003                   1,842,500     1,772,500      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Medical Laser Systems        2,000,000  Thermolase Corp., 4.375% due 8/05/2004 (e)              2,000,000     1,780,000      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Mining                       1,000,000  Coeur D'Alene Mines Corporation, 7.25%
                                              due 10/31/2005 (e)                                    735,000       775,000      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Office Products              2,000,000  Office Depot, Inc., 4.891%* due 11/01/2008              1,183,175     1,295,000      0.2
                                          US Office Products Co.:
                               2,000,000      5.50% due 5/15/2003                                 1,711,875     1,833,500      0.2
                               2,500,000      5.50% due 5/15/2003 (e)                             2,413,750     2,246,875      0.3
                                                                                               ------------  ------------    -----
                                                                                                  5,308,800     5,375,375      0.7
  ----------------------------------------------------------------------------------------------------------------------------------
  Oil Drilling                   500,000  Loews Corp., 3.125% due 9/15/2007
                                              (Convertible in Diamond Offshore Drilling, Inc.)      500,000       501,875      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Oil Services                 1,000,000  Key Energy Group, Inc., 5% due 9/15/2004                  834,300       838,750      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Optical Equipment            1,585,000  Thermo Optik Corp., 5% due 10/15/2000 (e)               1,588,950     1,798,975      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals              1,000,000  Alza Corp., 5% due 5/01/2006                            1,065,625     1,038,750      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Restaurants                    500,000  Boston Chicken, Inc., 7.75% due 5/01/2004                 465,000       315,000      0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Retirement Care                700,000  Assisted Living Concepts, Inc., 6% due 11/01/2002         700,000       756,000      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Semiconductors                 750,000  Cypress Semiconductor Corp., 6% due 10/01/2002 (e)        750,000       630,938      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Technology                   1,250,000  Broadband Technologies, Inc., 5% due 5/15/2001 (e)      1,246,250       787,500      0.1
                                 750,000  Data General Corporation, 6% due 5/15/2004                750,000       724,688      0.1
                                                                                               ------------  ------------    -----
                                                                                                  1,996,250     1,512,188      0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Telecommunications             500,000  Premiere Technologies, Inc., 5.75%
  Equipment                                   due 7/01/2004 (e)***                                  500,000       519,375      0.1
  ----------------------------------------------------------------------------------------------------------------------------------
                                          Total Convertible Bonds in the United States           42,624,770    42,674,332      5.2
====================================================================================================================================


                                  Pages 10 & 11

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

NORTH AMERICA
(concluded)

                                           Convertible Preferred Stocks, Preferred Stocks,                     Value      Percent of
  Industries                Shares Held             Common Stocks & Warrants                       Cost       (Note 1a)   Net Assets
====================================================================================================================================
United States

  Broadcasting/Cable            137,257  On Command Corporation                                $ 4,061,096   $ 1,715,713      0.2%
                                 43,675  On Command Corporation (Warrants) (c)                     349,400       242,942       0.0
                                                                                               -----------   -----------     -----
                                                                                                 4,410,496     1,958,655       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Entertainment                  11,897  Time Warner, Inc. (Series M), Pfd. (a)                 11,954,972    13,354,382       1.6
  ----------------------------------------------------------------------------------------------------------------------------------
  Environmental                  10,000  Allied Waste Industries, Inc.                              48,105       233,125       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Financial Services             28,125  NAL Acceptance Corp. (Warrants) (c)(f)                          0         4,500       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Gaming                         75,000  Goldriver Hotel & Casino Corp., Liquidating Trust (f)      75,000             0       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Health Care                    50,000  MedPartners, Inc., Conv. Pfd.                           1,109,375     1,100,000       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Oil & Gas                      10,000  Lomak Petroleum, Inc., Conv. Pfd. (e)                     500,000       470,000       0.1
                                 20,000  Western Gas Resources, Inc., Conv. Pfd. $2.62           1,000,000       817,500       0.1
                                                                                               -----------   -----------     -----
                                                                                                 1,500,000     1,287,500       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals                   727  Crescendo Pharmaceuticals Corporation                       8,360         8,360       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
  Power Generation               10,000  Calenergy Capital Trust II, Conv. Pfd. (e)                500,000       448,750       0.1
                                 10,000  Calenergy Capital Trust III, Conv. Pfd.                   500,000       431,250       0.0
                                                                                               -----------   -----------     -----
                                                                                                 1,000,000       880,000       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Restaurants                    10,000  Wendy's Financing I, Conv. Pfd.                           522,375       550,000       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Steel                          50,000  Worthington Industries, Inc., Conv. Pfd.
                                             (Convertible in Rouge Industries, Inc.)               850,000       681,250       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Transportation                 19,000  Sea Containers Ltd., Conv. Pfd. $4.00                     875,463     1,059,250       0.1
  ----------------------------------------------------------------------------------------------------------------------------------
  Utilities                      50,200  Citizens Utilities Company, Conv. Pfd. (Class A)        2,149,062     2,397,050       0.3
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Convertible Preferred Stocks, Preferred Stocks,
                                         Common Stocks & Warrants in the United States          24,503,208    23,514,072       2.8
====================================================================================================================================
                                         Total Investments in North American Securities        446,279,739   459,988,799      55.5
====================================================================================================================================
PACIFIC
BASIN                      Face Amount            Fixed-Income Investments
====================================================================================================================================
Indonesia

  Paper                   US$ 5,000,000  P.T. Indah Kiat International Finance, 12.50%
                                             due 6/15/2006                                       5,025,000     4,837,500       0.6
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Fixed-Income Investments in Indonesia             5,025,000     4,837,500       0.6
====================================================================================================================================
Philippines

  Telecommunications          5,000,000  Philippine Long Distance Telephone Co.,
                                             8.35% due 3/06/2017                                 4,981,200     4,137,500       0.5
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Fixed-Income Investments in the Philippines       4,981,200     4,137,500       0.5
====================================================================================================================================
                                         Total Investments in Pacific Basin Securities          10,006,200     8,975,000       1.1
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================
Germany

  Foreign Government                     Bundesobligations:
  Obligations            DM  32,000,000      6.625% due 1/20/1998                               18,760,199    17,810,985       2.1
                             17,000,000      6.375% due 5/20/1998                               10,066,914     9,541,472       1.2
                             95,000,000  Bundesrepublik Deutschland, 6% due 7/04/2007           56,073,993    55,374,416       6.7
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Germany          84,901,106    82,726,873      10.0
====================================================================================================================================
Russia

  Financial Services      US$ 2,500,000  Unexim International Finance B.V.,
                                             9.875% due 8/01/2000                                2,514,750     2,200,000       0.2
  ----------------------------------------------------------------------------------------------------------------------------------
  Foreign Government          5,000,000  Ministry Finance of Russia, 10% due 6/26/2007           4,706,250     4,632,500       0.6
  Obligations                27,500,000  Russia--Floating Rate Principal Loans, 5.623%
                                             due 12/15/2020 (a)                                 16,980,784    16,764,463       2.0
                                                                                               -----------   -----------     -----
                                                                                                21,687,034    21,396,963       2.6
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Russia           24,201,784    23,596,963       2.8
====================================================================================================================================
Sweden

  Foreign Government    Skr  70,000,000  Government of Sweden, 5.50%
  Obligations                                due 4/12/2002                                       9,151,263     8,781,498       1.0
  ----------------------------------------------------------------------------------------------------------------------------------
                                             Total Fixed-Income Investments in Sweden            9,151,263     8,781,498       1.0
====================================================================================================================================
United Kingdom

  Communications         US$ 20,000,000  TeleWest Communications PLC, 11.41%* due 10/01/2007    14,902,941    15,550,000       1.9
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Fixed-Income Investments in the United Kingdom   14,902,941    15,550,000       1.9
====================================================================================================================================

                                              Convertible Bonds
====================================================================================================================================
Ireland

  Dental Equipment &            500,000  Phoenix Shannon PLC, 9.50%
  Supplies                                   due 11/01/2000 (e)(g)                                 272,370        60,000       0.0
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Convertible Bonds in Ireland                        272,370        60,000       0.0
====================================================================================================================================
                                         Total Investments in Western European Securities      133,429,464   130,715,334      15.7
====================================================================================================================================
SHORT-TERM
SECURITIES                                           Issue
====================================================================================================================================
  Commercial Paper**         27,000,000  AESOP Funding Corp., 5.75% due 1/20/1998               26,922,375    26,922,375       3.3
                              5,000,000  Block Financial Corp., 5.72% due 1/20/1998              4,985,700     4,985,700       0.6
                             15,000,000  Ciesco L.P., 5.75% due 1/12/1998                       14,976,042    14,976,042       1.8
                              8,607,000  General Motors Acceptance Corp.,
                                             6.75% due 1/02/1998                                 8,607,000     8,607,000       1.0


                                 Pages 12 & 13

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

====================================================================================================================================
SHORT-TERM
SECURITIES                                                                                                     Value      Percent of
(concluded)                 Face Amount                 Issue                                     Cost       (Note 1a)    Net Assets
====================================================================================================================================
  Commercial Paper**      US$ 8,370,000  Goldman Sachs Group L.P., 5.80% due 1/16/1998        $  8,351,121  $  8,351,121       1.0%
  (concluded)                            Lexington Parker Discount LLC:
                             20,000,000      5.75% due 1/08/1998                                19,980,833    19,980,833       2.4
                              5,910,000      5.89% due 1/12/1998                                 5,900,331     5,900,331       0.7
                             20,000,000  WCP Funding Inc., 5.75% due 1/09/1998                  19,977,639    19,977,639       2.4
                                                                                              ------------  ------------     -----
                                                                                               109,701,041   109,701,041      13.2
  ----------------------------------------------------------------------------------------------------------------------------------
  US Government               1,250,000  US Treasury Bills, 5.14% due 3/12/1998 (d)              1,237,685     1,237,638       0.2
  Obligations**
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Investments in Short-Term Securities            110,938,726   110,938,679      13.4
====================================================================================================================================
OPTIONS
PURCHASED
                            Nominal Value                                                           Premiums
                       Covered by Options                                                             Paid
====================================================================================================================================
  Currency Put               28,000,000  Deutschemark, expiring January 1998 at DM 1.788           136,920       202,076       0.0
  Options Purchased
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Options Purchased                                   136,920       202,076       0.0
====================================================================================================================================
                                         Total Investments                                     822,200,174   833,571,174     100.5
====================================================================================================================================
OPTIONS                                                                                            Premiums
WRITTEN                                                                                            Received
====================================================================================================================================
  Currency Call              28,000,000  Deutschemark, expiring January 1998 at DM 1.7385         (136,920)          (28)      0.0
  Options Written
  ----------------------------------------------------------------------------------------------------------------------------------
                                         Total Options Written                                    (136,920)          (28)      0.0
====================================================================================================================================
  Total Investments, Net of Options Written                                                   $822,063,254   833,571,146     100.5
                                                                                              ============
  Short Sales (Proceeds--$5,755,930)***                                                                       (5,668,356)     (0.7)
  Variation Margin on Financial Futures Contracts****                                                           (104,367)      0.0
  Unrealized Appreciation on Forward Foreign Exchange Contracts*****                                              10,018       0.0
  Other Assets Less Liabilities                                                                                1,590,431       0.2
                                                                                                            ------------     -----
  Net Assets                                                                                                $829,398,872     100.0%
                                                                                                            ============     =====
====================================================================================================================================

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
** Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

***   Covered Short Sales entered into as of December 31, 1997 were as follows:
      --------------------------------------------------------------------------
                                                                      Value
      Shares                  Issue                                 (Note 1i)
      --------------------------------------------------------------------------
        70,000         Apple Computer, Inc.                        $  (918,750)
        85,000         BankAtlantic Bancorp, Inc.                   (1,386,562)
         7,000         Continental Homes Holding Corp.                (281,750)
       183,600         M.D.C. Holdings, Inc.                        (2,765,475)
         4,500         Polyphase Corp.                                  (3,656)
        11,300         Premiere Technologies, Inc.                    (312,163)
      --------------------------------------------------------------------------
      Total (Proceeds--$5,755,930)                                $ (5,668,356)
                                                                  ============
      --------------------------------------------------------------------------
****  Financial futures contracts sold as of December 31, 1997 were as follows:
      --------------------------------------------------------------------------
      Number of                                    Expiration         Value
      Contracts       Issue            Exchange       Date       (Notes 1a & 1c)
      --------------------------------------------------------------------------
         151          Bundes            LIFFE      March 1998    $  21,865,535
         109      US Treasury Bonds      CBOT      March 1998       13,131,094
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$34,649,328)                        $  34,996,629
                                                                 =============
      --------------------------------------------------------------------------

***** Forward foreign exchange contracts sold as of December 31, 1997 were as follows:
      --------------------------------------------------------------------------
      Foreign                                                        Unrealized
      Currency                            Expiration                Appreciation
      Sold                                   Date                     (Note 1c)
      --------------------------------------------------------------------------
      DM 25,000,000                      January 1998                $  10,018
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$13,911,534)                                  $  10,018
                                                                     =========
      --------------------------------------------------------------------------

(a) Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
(b) Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Securities held as collateral in connection with open financial futures contracts.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $461,000, representing 0.1% of net assets.

      --------------------------------------------------------------------------
                                       Acquisition                      Value
      Issue                               Date(s)       Cost          (Note 1a)
      --------------------------------------------------------------------------
      Goldriver Hotel & Casino          5/04/1989-
        Corp., Liquidating Trust       10/07/1993     $ 75,000        $    --
      NAL Acceptance Corp.
        (Warrants)                      9/12/1996          --            4,500
      Polyphase Corp., 12%
        due 7/01/1999                   7/05/1994      600,000         456,000
      --------------------------------------------------------------------------
      Total                                           $675,000        $460,500
                                                      ========        ========
      --------------------------------------------------------------------------

(g)   Non-income producing security.

      See Notes to Financial Statements.


                                 Pages 14 & 15

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

STATEMENT OF ASSETS AND LIABILITIES

              As of December 31, 1997
==================================================================================================================================
Assets:       Investments, at value (identified cost--$822,063,254) (Note 1a) ....................                  $  833,369,098
              Put options purchased, at value (cost--$136,920) (Notes 1a & 1c) ...................                         202,076
              Cash ...............................................................................                         307,436
              Unrealized appreciation on forward foreign exchange contracts (Note 1c) ............                          10,018
              Deposit for securities sold short (Note 1i) ........................................                       5,755,930
              Receivables:
                  Interest .......................................................................  $17,584,716
                  Securities sold ................................................................    3,154,199
                  Capital shares sold ............................................................      184,214
              Dividends ..........................................................................       89,466         21,012,595
                                                                                                     ----------
              Prepaid registration fees and other assets (Note 1g) ...............................                          90,701
                                                                                                                    --------------
              Total assets .......................................................................                     860,747,854
                                                                                                                    --------------
==================================================================================================================================
Liabilities:  Common stocks sold short, at market value (proceeds--$5,755,930) (Note 1i) .........                       5,668,356
              Call options written, at value (premiums received--$136,920) (Notes 1a & 1c) .......                              28
              Payables:
                  Securities purchased ...........................................................   17,659,925
                  Dividends to shareholders (Note 1h) ............................................    3,611,860
                  Capital shares redeemed ........................................................    2,789,221
                  Investment adviser (Note 2) ....................................................      441,021
                  Distributor (Note 2) ...........................................................      438,187
                  Forward foreign exchange contracts (Note 1c) ...................................      233,939
                  Variation margin (Note 1c) .....................................................      104,367
                  Dividends on short sales (Note 1i) .............................................        3,155         25,281,675
                                                                                                     ----------
              Accrued expenses and other liabilities .............................................                         398,923
                                                                                                                    --------------
              Total liabilities ..................................................................                      31,348,982
                                                                                                                    --------------
==================================================================================================================================
Net Assets:   Net assets .........................................................................                  $  829,398,872
                                                                                                                    ==============
==================================================================================================================================
Net Assets    Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                  $    1,826,688
Consist of:   Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                       7,264,455
              Class C Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                         133,076
              Class D Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ...                         170,641
              Paid-in capital in excess of par                                                                         855,371,098
              Accumulated realized capital losses on investments and foreign currency
                transactions--net (Note 5) .......................................................                     (46,484,986)
              Unrealized appreciation on investments and foreign currency transactions--net ......                      11,117,900
                                                                                                                    --------------
              Net assets .........................................................................                  $  829,398,872
                                                                                                                    ==============
==================================================================================================================================
Net Asset     Class A--Based on net assets of $161,346,717 and 18,266,879 shares outstanding .....                  $         8.83
Value:                                                                                                              ==============
              Class B--Based on net assets of $641,242,067 and 72,644,554 shares outstanding .....                  $         8.83
                                                                                                                    ==============
              Class C--Based on net assets of $11,737,599 and 1,330,763 shares outstanding .......                  $         8.82
                                                                                                                    ==============
              Class D--Based on net assets of $15,072,489 and 1,706,412 shares outstanding .......                  $         8.83
                                                                                                                    ==============
==================================================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 1997
==================================================================================================================================
Investment       Interest and discount earned                                                                        $  77,526,268
Income           Dividends                                                                                               2,903,796
                                                                                                                     -------------
(Notes 1e & 1f): Total income                                                                                           80,430,064
                                                                                                                     -------------
==================================================================================================================================
Expenses:        Investment advisory fees (Note 2)                                                   $   6,059,356
                 Account maintenance and distribution fees--Class B (Note 2)                             6,002,265
                 Transfer agent fees--Class B (Note 2)                                                     907,983
                 Transfer agent fees--Class A (Note 2)                                                     172,663
                 Accounting services (Note 2)                                                              170,484
                 Printing and shareholder reports                                                          161,464
                 Custodian fees                                                                            100,915
                 Professional fees                                                                          99,266
                 Account maintenance and distribution fees--Class C (Note 2)                                89,735
                 Registration fees (Note 1g)                                                                73,952
                 Directors' fees and expenses                                                               45,438
                 Account maintenance fees--Class D (Note 2)                                                 37,287
                 Dividends on short sales (Note 1i)                                                         16,703
                 Transfer agent fees--Class D (Note 2)                                                      13,958
                 Transfer agent fees--Class C (Note 2)                                                      12,827
                 Pricing fees                                                                                5,314
                 Other                                                                                      23,055
                 Total expenses                                                                        -----------      13,992,665
                                                                                                                     -------------
                 Investment income--net                                                                                 66,437,399
                                                                                                                     -------------
==================================================================================================================================
Realized &       Realized gain (loss) from:
Unrealized Gain      Investments--net                                                                   10,208,728
(Loss) on            Foreign currency transactions--net                                                (17,009,181)     (6,800,453)
Investments &                                                                                          -----------
Foreign          Change in unrealized appreciation/depreciation on:
Currency             Investments--net                                                                  (12,570,830)
Transactions -       Foreign currency transactions--net                                                  3,063,912      (9,506,918)
Net (Notes 1c,                                                                                         -----------      ----------
1d, 1f & 3)      Net realized and unrealized loss on investments and
                     foreign currency transactions                                                                     (16,307,371)
                                                                                                                     -------------
                 Net Increase in Net Assets Resulting from Operations                                                $  50,130,028
                                                                                                                     =============
==================================================================================================================================

                 See Notes to Financial Statements.


                                    16 & 17

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                               December 31,
                                                                                                           ------------------
                      Increase (Decrease) in Net Assets:                                                  1997             1996
====================================================================================================================================
Operations:           Investment income--net ...................................................  $    66,437,399   $    97,167,756
                      Realized gain (loss) on investments and foreign currency transactions--net       (6,800,453)       27,311,882
                      Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net .....................................       (9,506,918)        8,867,779
                                                                                                  ---------------   ---------------
                      Net increase in net assets resulting from operations .....................       50,130,028       133,347,417
                                                                                                  ---------------   ---------------
====================================================================================================================================
Dividends to          Investment income--net:
Shareholders              Class A ..............................................................      (12,612,653)      (18,005,131)
(Note 1h):                Class B ..............................................................      (49,068,797)      (77,786,819)
                          Class C ..............................................................         (685,580)         (534,218)
                          Class D ..............................................................         (991,622)         (841,588)
                      Return of capital:
                          Class A ..............................................................         (612,879)             --
                          Class B ..............................................................       (2,384,369)             --
                          Class C ..............................................................          (33,314)             --
                          Class D ..............................................................          (48,185)             --
                                                                                                  ---------------   ---------------
                      Net decrease in net assets resulting from dividends to shareholders ......      (66,437,399)      (97,167,756)
                                                                                                  ---------------   ---------------
====================================================================================================================================
Capital Share         Net decrease in net assets derived from capital share transactions .......     (379,207,926)     (325,693,217)
Transactions                                                                                      ---------------   ---------------
(Note 4):
====================================================================================================================================
Net Assets:           Total decrease in net assets .............................................     (395,515,297)     (289,513,556)
                      Beginning of year ........................................................    1,224,914,169     1,514,427,725
                                                                                                  ---------------   ---------------
                      End of year ..............................................................  $   829,398,872   $ 1,224,914,169
                                                                                                  ===============   ===============
====================================================================================================================================

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                        Class A
                                                                                     -----------------------------------------
                     The following per share data and ratios have been derived                    For the Year Ended
                     from information provided in the financial statements.                          December 31,
                                                                                     -----------------------------------------
                     Increase (Decrease) in Net Asset Value:                             1997           1996           1995
=================================================================================================================================
Per Share            Net asset value, beginning of year ...........................  $      8.94    $      8.69    $      8.20
Operating                                                                            -----------    -----------    -----------
Performance:         Investment income--net .......................................          .64            .67            .72
                     Realized and unrealized gain (loss) on investments and foreign
                     currency transactions--net ...................................         (.11)           .25            .49
                                                                                     -----------    -----------    -----------
                     Total from investment operations .............................          .53            .92           1.21
                                                                                     -----------    -----------    -----------
                     Less dividends and distributions:
                     Investment income--net .......................................         (.61)          (.67)          (.56)
                     Realized gain on investments--net ............................         --             --             --
                     Return of capital--net .......................................         (.03)          --             (.16)
                                                                                     -----------    -----------    -----------
                     Total dividends and distributions ............................         (.64)          (.67)          (.72)
                                                                                     -----------    -----------    -----------
                     Net asset value, end of year .................................  $      8.83    $      8.94    $      8.69
                                                                                     ===========    ===========    ===========
=================================================================================================================================
Total Investment     Based on net asset value per share ...........................         6.15%         11.09%         15.35%
Return:*                                                                             ===========    ===========    ===========
=================================================================================================================================
Ratios to Average    Expenses .....................................................          .76%           .75%           .80%
Net Assets:                                                                          ===========    ===========    ===========
                     Investment income--net .......................................         7.21%          7.71%          8.54%
                                                                                     ===========    ===========    ===========
=================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......................  $   161,347    $   212,085    $   260,806
Data                                                                                 ===========    ===========    ===========
                     Portfolio turnover ...........................................       217.60%        208.53%        116.00%
                                                                                     ===========    ===========    ===========
=================================================================================================================================

                                                                                            Class A
                                                                                    ------------------------
                     The following per share data and ratios have been derived        For the Year Ended
                     from information provided in the financial statements.              December 31,
                                                                                    ------------------------
                     Increase (Decrease) in Net Asset Value:                             1994+           1993
=================================================================================================================
Per Share            Net asset value, beginning of year ...........................  $      9.28    $      8.85
Operating                                                                            -----------    -----------
Performance:         Investment income--net .......................................          .72            .75
                     Realized and unrealized gain (loss) on investments and foreign
                     currency transactions--net ...................................        (1.09)           .46
                                                                                     -----------    -----------
                     Total from investment operations .............................         (.37)          1.21
                                                                                     -----------    -----------
                     Less dividends and distributions:
                     Investment income--net .......................................         (.45)          (.58)
                     Realized gain on investments--net ............................         --             (.03)
                     Return of capital--net .......................................         (.26)          (.17)
                                                                                     -----------    -----------
                     Total dividends and distributions ............................         (.71)          (.78)
                                                                                     -----------    -----------
                     Net asset value, end of year .................................  $      8.20    $      9.28
                                                                                     ===========    ===========
=================================================================================================================
Total Investment     Based on net asset value per share ...........................        (4.05%)        14.12%
Return:*                                                                             ===========    ===========
=================================================================================================================
Ratios to Average    Expenses .....................................................          .77%           .78%
Net Assets:                                                                          ===========    ===========
                     Investment income--net .......................................         8.17%          8.22%
                                                                                     ===========    ===========
=================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......................  $   311,181    $   467,625
Data                                                                                 ===========    ===========
                     Portfolio turnover ...........................................       115.95%        182.88%
                                                                                     ===========    ===========
=================================================================================================================

                     * Total investment returns exclude the effects of sales
                       loads.
                     + Based on average shares outstanding. See Notes to
                       Financial Statements.

                     See Notes to Financial Statements


                                 Pages 18 & 19

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class B
                                                                                   --------------------------------------------
                   The following per share data and ratios have been derived                    For the Year Ended
                   from information provided in the financial statements.                           December 31,
                                                                                   --------------------------------------------
                   Increase (Decrease) in Net Asset Value:                               1997           1996           1995
===============================================================================================================================
Per Share          Net asset value, beginning of year ...........................  $        8.94  $        8.69  $        8.19
Operating                                                                          -------------  -------------  -------------
Performance:       Investment income--net .......................................            .57            .61            .65
                   Realized and unrealized gain (loss) on investments and foreign
                   currency transactions--net ...................................           (.11)           .25            .50
                                                                                   -------------  -------------  -------------
                   Total from investment operations .............................            .46            .86           1.15
                                                                                   -------------  -------------  -------------
                   Less dividends and distributions:
                     Investment income--net .....................................           (.54)          (.61)          (.51)
                     Realized gain on investments--net ..........................           --             --             --
                     Return of capital--net .....................................           (.03)          --             (.14)
                                                                                   -------------  -------------  -------------
                   Total dividends and distributions ............................           (.57)          (.61)          (.65)
                                                                                   -------------  -------------  -------------
                   Net asset value, end of year .................................  $        8.83  $        8.94  $        8.69
                                                                                   =============  =============  =============
===============================================================================================================================
Total Investment   Based on net asset value per share ...........................           5.34%         10.25%         14.61%
Return:**                                                                          =============  =============  =============

===============================================================================================================================
Ratios to Average  Expenses .....................................................           1.53%          1.52%          1.56%
Net Assets:                                                                        =============  =============  =============
                   Investment income--net .......................................           6.43%          6.94%          7.77%
                                                                                   =============  =============  =============
===============================================================================================================================
Supplemental       Net assets, end of year (in thousands) .......................  $     641,242  $     988,209  $   1,241,896
Data:                                                                              =============  =============  =============
                   Portfolio turnover ...........................................         217.60%        208.53%        116.00%
                                                                                   =============  =============  =============
===============================================================================================================================

                                                                                               Class B
                                                                                    -------------------------------
                   The following per share data and ratios have been derived              For the Year Ended
                   from information provided in the financial statements.                     December 31,
                                                                                    -------------------------------
                   Increase (Decrease) in Net Asset Value:                              1994++             1993
===================================================================================================================
Per Share          Net asset value, beginning of year ...........................   $        9.28    $        8.85
Operating                                                                           -------------    -------------
Performance:       Investment income--net .......................................             .65              .70
                   Realized and unrealized gain (loss) on investments and foreign
                   currency transactions--net ...................................           (1.10)             .44
                                                                                    -------------    -------------
                   Total from investment operations .............................            (.45)            1.14
                                                                                    -------------    -------------
                   Less dividends and distributions:
                     Investment income--net .....................................            (.40)            (.53)
                     Realized gain on investments--net ..........................            --               (.03)
                     Return of capital--net .....................................            (.24)            (.15)
                                                                                    -------------    -------------
                   Total dividends and distributions ............................            (.64)            (.71)
                                                                                    -------------    -------------
                   Net asset value, end of year .................................   $        8.19    $        9.28
                                                                                    =============    =============
===================================================================================================================
Total Investment   Based on net asset value per share ...........................           (4.90%)          13.27%
Return:**                                                                           =============    =============
===================================================================================================================
Ratios to Average  Expenses .....................................................            1.54%            1.55%
Net Assets:                                                                         =============    =============
                   Investment income--net .......................................            7.41%            7.42%
                                                                                    =============    =============
===================================================================================================================
Supplemental       Net assets, end of year (in thousands) .......................   $   1,490,507    $   2,106,120
Data:                                                                               =============    =============
                   Portfolio turnover ...........................................          115.95%          182.88%
                                                                                    =============    =============
===================================================================================================================

                                                                                                    Class C
                                                                          -------------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                                                                                                                       Oct. 21,
                    The following per share data and ratios have been derived        For the Year Ended                1994+ to
                    from information provided in the financial statements.              December 31,                  Dec. 31,
                                                                          ---------------------------------------
                    Increase (Decrease) in Net Asset Value:                   1997         1996           1995         1994++
=================================================================================================================================
Per Share           Net asset value, beginning of period ...............  $     8.93    $     8.68    $     8.19    $     8.42
Operating                                                                 ----------    ----------    ----------    ----------
Performance:        Investment income--net .............................         .56           .60           .64           .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net .        (.11)          .25           .49          (.20)
                                                                          ----------    ----------    ----------    ----------
                    Total from investment operations ...................         .45           .85          1.13          (.10)
                                                                          ----------    ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net ...........................        (.53)         (.60)         (.50)         (.08)
                      Return of capital--net ...........................        (.03)         --            (.14)         (.05)
                                                                          ----------    ----------    ----------    ----------
                    Total dividends and distributions ..................        (.56)         (.60)         (.64)         (.13)
                                                                          ----------    ----------    ----------    ----------
                    Net asset value, end of period .....................  $     8.82    $     8.93    $     8.68    $     8.19
                                                                          ==========    ==========    ==========    ==========
=================================================================================================================================
Total Investment    Based on net asset value per share .................        5.28%        10.19%        14.38%        (1.20%)+++
Return:**                                                                 ==========    ==========    ==========    ==========
=================================================================================================================================
Ratios to Average   Expenses ...........................................        1.58%         1.56%         1.65%         1.64%*
Net Assets:                                                               ==========    ==========    ==========    ==========
                    Investment income--net .............................        6.41%         6.85%         7.65%         8.00%*
                                                                          ==========    ==========    ==========    ==========
=================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...........  $   11,738    $   10,251    $    5,406    $    1,204
Data:                                                                     ==========    ==========    ==========    ==========
                    Portfolio turnover .................................      217.60%       208.53%       116.00%       115.95%
                                                                          ==========    ==========    ==========    ==========
=================================================================================================================================

                                                                                                    Class D
                                                                          ------------------------------------------------------
                                                                                                                      For the
                                                                                                                      Period
                                                                                                                      Oct. 21,
                   The following per share data and ratios have been derived          For the Year Ended              1994+ to
                   from information provided in the financial statements.                December 31,                 Dec. 31,
                                                                         ---------------------------------------
                   Increase (Decrease) in Net Asset Value:                    1997        1996           1995          1994++
=================================================================================================================================
Per Share          Net asset value, beginning of period ................ $     8.94    $     8.69    $     8.20    $     8.43
Operating                                                                ----------    ----------    ----------    ----------
Performance:       Investment income--net ..............................        .61           .65           .70           .11
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net ..       (.11)          .25           .49          (.20)
                                                                         ----------    ----------    ----------    ----------
                   Total from investment operations ....................        .50           .90          1.19          (.09)
                                                                         ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                     Investment income--net ............................       (.58)         (.65)         (.55)         (.09)
                     Return of capital .................................       (.03)         --            (.15)         (.05)
                                                                         ----------    ----------    ----------    ----------
                   Total dividends and distributions ...................       (.61)         (.65)         (.70)         (.14)
                                                                         ----------    ----------    ----------    ----------
                   Net asset value, end of period ...................... $     8.83    $     8.94    $     8.69    $     8.20
                                                                         ==========    ==========    ==========    ==========
=================================================================================================================================
Total Investment   Based on net asset value per share ..................       5.88%        10.82%        15.06%        (1.09%)+++
Return:**                                                                ==========    ==========    ==========    ==========
=================================================================================================================================
Ratios to Average  Expenses ............................................       1.01%          .99%         1.04%         1.04%*
Net Assets:                                                              ==========    ==========    ==========    ==========
                   Investment income--net ..............................       6.97%         7.42%         8.23%         8.60%*
                                                                         ==========    ==========    ==========    ==========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ............ $   15,072    $   14,369    $    6,320    $    1,410
Data:                                                                    ==========    ==========    ==========    ==========
                   Portfolio turnover ..................................     217.60%       208.53%       116.00%       115.95%
                                                                         ==========    ==========    ==========    ==========
=================================================================================================================================

                   *     Annualized.
                   **    Total investment returns exclude the effects of sales
                         loads.
                   +     Commencement of operations.
                   ++    Based on average shares outstanding.
                   +++   Aggregate total investment return.

                         See Notes to Financial Statements.


                                 Pages 20 & 21

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

   NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $15,984,995 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


                                 Pages 22 & 23

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
  Class B ................................          0.25%              0.50%
  Class C ................................          0.25%              0.55%
  Class D ................................          0.25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a sub- sidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders. For the year ended December 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                                MLFD     MLPF&S
--------------------------------------------------------------------------------
  Class A .................................................    $1,741    $19,208
  Class D .................................................    $1,583    $15,414
--------------------------------------------------------------------------------

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $1,140,664 and $4,508 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $3,079 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLFD, FAM, PSI, MLFDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $1,606,883,203 and $1,939,387,292, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                Realized           Unrealized
                                             Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
  Investments:
    Long-term ........................        $ 12,530,153         $ 11,305,892
    Short-term .......................               9,303                  (48)
    Short sales ......................          (1,152,536)              87,574
    Options written ..................             365,264                 --
    Financial futures contracts ......          (1,543,456)            (347,301)
                                              ------------         ------------
  Total investments ..................        $ 10,208,728         $ 11,046,117
                                              ------------         ------------
  Currency transactions:
    Options purchased ................            (120,220)              65,156
    Options written ..................           1,212,653              136,892
    Foreign currency transactions ....         (24,595,449)            (140,283)
    Forward foreign
    exchange contracts ...............           6,493,835               10,018
                                              ------------         ------------
  Total currency transactions ........         (17,009,181)              71,783
                                              ------------         ------------
  Total ..............................        $ (6,800,453)        $ 11,117,900
                                              ============         ============
--------------------------------------------------------------------------------
Transactions in call options written for the year ended December 31, 1997 were as follows:
--------------------------------------------------------------------------------
                                              Nominal Value
                                               Covered by           Premiums
Call Options Written                         Written Options        Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ..................                --        $         --
Options written ......................         595,875,500         2,844,582
Options closed .......................        (215,100,000)       (1,610,878)
Options exercised ....................         (25,000,000)          (46,875)
Options expired ......................        (327,775,500)       (1,049,909)
                                              ------------      ------------
Outstanding call options written,
  end of year ........................          28,000,000      $    136,920
                                              ============      ============
--------------------------------------------------------------------------------
Transactions in put options written for the year ended December 31, 1997 were as follows:
--------------------------------------------------------------------------------
                                              Nominal Value
                                               Covered by           Premiums
Put Options Written                          Written Options        Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ..................          10,000,000      $     21,875
Options exercised ....................         (10,000,000)          (21,875)
                                              ------------      ------------
Outstanding put options written,
  end of year ........................                --        $         --
                                              ============      ============
--------------------------------------------------------------------------------

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,916,589, of which $24,515,737 related to appreciated securities and $18,599,148 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $827,452,509.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $379,207,926 and $325,693,217 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended December 31, 1997                        Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................        1,471,571         $ 13,032,610
Shares issued to shareholders
in reinvestment of dividends .........          490,171            4,320,941
                                           ------------         ------------
Total issued .........................        1,961,742           17,353,551
Shares redeemed ......................       (7,405,822)         (65,315,197)
                                           ------------         ------------
Net decrease .........................       (5,444,080)        $(47,961,646)
                                           ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended December 31, 1996                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           387,712         $  3,388,308
Shares issued to shareholders
in reinvestment of dividends .........           659,250            5,758,981
                                            ------------         ------------
Total issued .........................         1,046,962            9,147,289
Shares redeemed ......................        (7,346,115)         (64,121,789)
                                            ------------         ------------
Net decrease .........................        (6,299,153)        $(54,974,500)
                                            ============         ============
--------------------------------------------------------------------------------


                                 Pages 24 & 25

                        Merrill Lynch World Income Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended December 31, 1997                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................         4,411,827        $  38,945,000
Shares issued to shareholders
in reinvestment of dividends .........         2,511,110           22,118,936
                                            ------------         ------------
Total issued .........................         6,922,937           61,063,936
Automatic conversion of shares .......          (394,158)          (3,459,877)
Shares redeemed ......................       (44,433,465)        (391,363,688)
                                            ------------         ------------
Net decrease .........................       (37,904,686)       $(333,759,629)
                                             ===========         =============
--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended December 31, 1996                           Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..........................           9,132,221      $ 79,678,830
Shares issued to shareholders
in reinvestment of dividends .........           3,887,024        33,921,915
                                              ------------      ------------
Total issued .........................          13,019,245       113,600,745
Automatic conversion of shares .......            (505,096)       (4,380,377)
Shares redeemed ......................         (44,956,418)     (392,147,393)
                                              ------------      ------------
Net decrease .........................         (32,442,269)    $(282,927,025)
                                              ============     =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended December 31, 1997                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................          667,088         $  5,892,830
Shares issued to shareholders
in reinvestment of dividends .........           45,030              396,332
                                           ------------         ------------
Total issued .........................          712,118            6,289,162
Shares redeemed ......................         (529,077)          (4,662,828)
                                           ------------         ------------
Net increase .........................          183,041         $  1,626,334
                                           ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended December 31, 1996                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................          854,651         $  7,451,497
Shares issued to shareholders
in reinvestment of dividends .........           32,774              286,396
                                           ------------         ------------
Total issued .........................          887,425            7,737,893
Shares redeemed ......................         (362,658)          (3,170,946)
                                           ------------         ------------
Net increase .........................          524,767         $  4,566,947
                                           ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended December 31, 1997                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................           290,672         $  2,569,167
Automatic conversion of shares .......           393,764            3,459,877
Shares issued to shareholders
in reinvestment of dividends .........            63,282              557,815
                                            ------------         ------------
Total issued .........................           747,718            6,586,859
Shares redeemed ......................          (647,898)          (5,699,844)
                                            ------------         ------------
Net increase .........................            99,820         $    887,015
                                            ============         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended December 31, 1996                         Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..........................          790,966         $  6,912,547
Automatic conversion of shares .......          504,658            4,380,377
Shares issued to shareholders
in reinvestment of dividends .........           52,423              458,594
                                           ------------         ------------
Total issued .........................        1,348,047           11,751,518
Shares redeemed ......................         (468,704)          (4,110,157)
                                           ------------         ------------
Net increase .........................          879,343         $  7,641,361
                                           ============         ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1997, the Fund had a net capital loss carryforward of approximately $38,225,000, of which $12,482,000 expires in 2002 and $25,743,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998


                                 Pages 26 & 27

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10788--12/97

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